Annual Report

Short-Term
Bond Fund
May 31, 1998

T. Rowe Price
Report Highlights
Short-Term Bond Fund

o A good economy and flat to declining inflation continued to benefit the bond market.

o The Short-Term Bond Fund's 3.33% six-month gain notably surpassed its Lipper peer group and contributed to superior performance for the one-year period as well.

o The fund added value by moderately extending duration and maintaining a healthy stake in corporate bonds, especially BBB rated bonds.

o We took advantage of changing relative values by altering the portfolio's sector exposure.

o As long as the comfortable balance between economic growth and low inflation continues, the Federal Reserve is unlikely to change monetary policy.

Fellow Shareholders

The U.S. bond market enjoyed another period of steady economic growth, low inflation, and flat to declining interest rates during the six months ended May 31, 1998. Corporate bonds, in particular high-yield issues, regained market leadership, while mortgage-backed bonds were sluggish. In this environment, the Short-Term Bond Fund posted solid returns that outpaced its peer group average.

Market Environment

After pushing short-term interest rates down early in the year, investors in the U.S. bond market largely took a wait-and-see attitude over the past six months, given the uncertainty caused by an Asian currency crisis and very strong economic growth. Fortunately, a feared surge in inflation never materialized. The annualized consumer price index (CPI) remained below 2%, and the producer price index (PPI) showed prices flat to declining.

The Federal Reserve, seeing no inflation but remaining anxious about growth, has kept the federal funds target rate at its current level for more than a year. In the absence of Fed action, shorter-term interest rates drifted toward the target rate and then fluctuated within a relatively narrow range. Five-year Treasury rates, for example, swung back and forth in a 25-basis-point band in the last six months (one hundred basis points equal one percent).
The fallout from the Asian currency crisis was surprisingly beneficial. As many economists predicted, weak currency caused many Asian nations to boost exports, and the resulting influx of inexpensive goods was among the reasons domestic inflation remained tame during the period.
Corporate bonds outperformed lower-yielding Treasuries, with high-yield bonds performing best in response to the strong economy. Investors shied away from mortgage-backed bonds, as a year of declining interest rates sparked a flurry of mortgage prepayments.


Interest Rate Levels

     5-Year Treasury Note2-Year Treasury NoteFed Funds Target Rate

5/31/97       6.6            6.29                5.5
              6.31           6.01                5.5
              6              5.81                5.5
8/31          6.22           5.98                5.5
              5.94           5.76                5.5
              5.78           5.66                5.5
11/30         5.82           5.73                5.5
              5.71           5.66                5.5
              5.48           5.4                 5.5
2/28          5.6            5.54                5.5
              5.62           5.57                5.5
              5.72           5.66                5.5
5/31/98       5.57           5.56                5.5


Performance and Strategy Review

Performance Comparison

Periods Ended 5/31/98       6 Months      12 Months
_____________________________________________________________

Short-Term Bond Fund        3.33%         6.87%

Lipper Short Investment-
Grade Debt Funds Average    2.96          6.53

Your fund finished the six-month period with a 3.33% total return, well ahead of the 2.96% gain for the Lipper Short Investment-Grade Debt Funds Average. That showing also helped the fund exceed its benchmark over the past 12 months with a 6.87% return. We added value by maintaining a slightly longer duration than the peer group and by overweighting corporate debt securities, particularly lower-quality, BBB rated issues with improving credit trends. Dividends were relatively stable.

In the past six months, the fund took a somewhat more aggressive interest rate posture within its prescribed limitations. Currently, it carries a 2.7-year weighted average maturity and a 2.2-year weighted average effective duration, somewhat longer (more interest rate sensitive) than six months ago. The persistently favorable interest rate environment, as well as low (and falling) domestic inflation, made this shift possible. As short-term rates slipped, the positioning provided the fund with attractive price gains.

Quality Diversification pie

AAA                      44%
AA                       11%
A                        26%
BBB                      17%
BB and Below              2%

The fund's success, however, owed more to its relatively high weighting in corporate bonds. More than half of fund assets were in corporate bonds at the end of the period, with 17% in issues rated BBB and an additional 2% in split-rated bonds, reflected as a BB position in the accompanying table, which are rated investment grade by some agencies but not others. These holdings not only offered a comparatively high income but also responded well to sustained economic growth and a broad trend toward improving credit quality. Nonetheless, the fund finished the period with an average credit quality of AA, the same as six months ago.

The fund's sector positioning shifted as we rotated into better valued sectors when some of our best opportunities became fully valued. Utilities continued to be the largest corporate sector weighting, but we reduced banking and media and communications holdings after they performed strongly. On the other hand, we added significantly to industrials, where prices became more compelling after the sector lagged the market. We also picked up many attractively priced consumer products issues in response to the growing strength in consumer sentiment and demand. Some consumer issues continued to lag through the end of the period, though fortunately not enough to offset the portfolio's stronger performers or to drag down overall returns.

Additionally, we trimmed the fund's mortgage overweighting to a more neutral exposure relative to its peer group after falling interest rates early in the period caused mortgage prepayment risk to rise. The freed-up assets were redeployed to high-quality asset-backed and government agency securities.

Outlook

The course of the domestic bond market will depend largely on how long the U.S. economy and inflation maintain their surprising balancing act. While adding uncertainty to 1998's second-half growth outlook, the continuing Asian crisis may help keep inflation in a range that encourages Fed inaction.

As long as the Fed holds the line on interest rates and the economy and corporate profits remain favorable, we are likely to pursue a strategy that incorporates longer bonds and lower-quality corporate holdings. Should the environment change, we would probably increase holdings in asset-backed, federal agency, and mortgage-backed holdings.

Respectfully submitted,

Edward A. Wiese
President and Chairman of the Investment Advisory Committee
June 22, 1998

T. Rowe Price Short-Term Bond Fund
Portfolio Highlights

Key statistics

                               11/30/97      5/31/98
_____________________________________________________________________

Price Per Share               $    4.67     $   4.69

Dividends Per Share

    For 6 months                   0.14         0.13

    For 12 months                  0.27         0.27

Dividend Yield *

    For 6 months                   5.99%        5.79%

    For 12 months                  6.08         5.97

Weighted Average Maturity (years)   2.3          2.7

Weighted Average Effective
    Duration (years)                1.9          2.2

Weighted Average Quality **          AA           AA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**  Based on T. Rowe Price research.

Sector Diversification

                             Percent of     Percent of
                             Net Assets     Net Assets
                               11/30/97      5/31/98
________________________________________________________________
Corporate Bonds and Notes            50%          51%

    Utilities                        10           10

    Industrial                        4            8

    Consumer Products                 2            7

    Finance and Credit                5            6

    Banking                          10            6

    All Other                        19           14

Asset-Backed Securities               4            8

Mortgage-Backed Securities           30           23

U.S. Government Obligations          11           11

    U.S. Treasuries                   4            3

    Government Agency Obligations     7            8

Money Market Funds*                   5            7

Other Assets Less Liabilities         -            -
__________________________________________________________________

Total                               100%         100%

*   See note at end of financial statements.

T. Rowe Price Short-Term Bond Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Short-Term Bond Fund

              Lehman 1-3 Year
            Government/Corporate        Short-Term
                 Bond Index              Bond Fund

5/88             $  10,000              $  10,000
5/89                10,802                 10,708
5/90                11,807                 11,551
5/91                13,109                 12,666
5/92                14,383                 13,841
5/93                15,382                 14,866
5/94                15,705                 15,067
5/95                16,877                 15,581
5/96                17,780                 16,295
5/97                18,964                 17,318
5/98                20,292                 18,508


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended
5/31/98        1 Year  3 Years    5 Years   10 Years
________________________________________________________________

Short-Term
Bond Fund       6.87%    5.91%      4.48%      6.35%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Financial Highlights


For a share outstanding throughout each period

                    Year                    3 Months+    Year
                   Ended                        Ended   Ended
                 5/31/985/31/975/31/965/31/95 5/31/94 2/28/94

NET ASSET VALUE

Beginning of
period             $4.65  $4.64  $4.72  $4.85  $ 5.00  $5.09

Investment
activities

    Net investment
    income          0.27   0.27   0.29   0.29    0.07   0.31

    Net realized and
    unrealized gain
    (loss)          0.04   0.01  (0.08) (0.13)  (0.15) (0.09)

    Total from
    investment
    activities      0.31   0.28   0.21   0.16   (0.08)  0.22

Distributions

    Net investment
    income         (0.27) (0.26) (0.28) (0.29)  (0.07) (0.28)

    Tax return of
    capital         -     (0.01) (0.01)  -       -     (0.03)

    Total
    distributions  (0.27) (0.27) (0.29) (0.29)  (0.07) (0.31)

NET ASSET VALUE

End of period      $4.69  $4.65  $4.64  $4.72  $ 4.85  $5.00
           _________________________________________________

Ratios/Supplemental Data

Total return*       6.87%  6.28%  4.58%  3.41%  (1.65)% 4.36%

Ratio of expenses to
average net assets  0.72%  0.74%  0.72%  0.79%   0.79%! 0.74%

Ratio of net investment
income to average
net assets          5.82%  5.91%  6.15%  6.09%   5.56%! 6.00%

Portfolio turnover
rate               73.0% 103.9% 118.7% 136.9%  222.8%! 90.8%
Net assets, end
of period
(in thousands)$331,955$373,284$429,498$493,726$601,924$668,066

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!   Annualized.
+   The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term Bond Fund
May 31, 1998

Statement of Net Assets
Par/Shares  Value
In thousands

CORPORATE BONDS AND NOTES  50.5%

Banking  5.7%
Banco Generale, (144a), 7.70%, 8/1/02  $  4,450   $   4,342

MBNA, Sub. Notes, 7.25%, 9/15/02          2,650       2,731

Mercantile Bankshares, Sr. Notes,
    (144a), 6.13%, 7/15/98!               3,500       3,499

Mercantile Safe Deposit & Trust,
    6.53%, 7/3/00                         4,200       4,242

Morgan Guaranty Trust, Sub. Notes,
    7.375%, 2/1/02                        4,000       4,175

                                                     18,989

Consumer Products  6.5%

Beckman Instruments, Sr. Notes, (144a),
    7.10%, 3/4/03                         1,625       1,631

Grand Metropolitan Investment, Gtd.
    Notes, 6.50%, 9/15/99                 4,450       4,476

Nabisco, 6.00%, 2/15/11                   3,500       3,474

Pepsico, MTN, 5.75%, 1/2/03               3,700       3,669

Philip Morris, 7.25%, 9/15/01             4,300       4,423

Sony, 6.125%, 3/4/03                      4,025       4,025

                                                     21,698

Energy & Petroleum  5.4%

MCN Financing, (144a), 6.305%, 6/1/98     4,275       4,282

PDV America
    Sr. Notes
    7.25%, 8/1/98                         2,700       2,706

    7.875%, 8/1/03                        4,800       4,997

Williams Cos, 6.125%, 2/15/02             2,500       2,487

YPF Sociedad Anonima, 7.25%, 3/15/03      3,300       3,260

                                                     17,732

Finance and Credit  6.4%

Amvescap, Sr. Notes, (144a), 6.375%,
    5/15/03                               4,250       4,257

Ciesco, MTN, (144a), 7.38%, 4/19/00!      3,750       3,811

General Electric Capital, MTN, 6.15%,
    11/5/01                               4,150       4,183

Heller Financial, 7.875%, 11/1/99         3,780       3,865

International Lease Finance, MTN,
    6.69%, 4/3/00                         5,000       5,065

                                                     21,181

Industrials  8.4%

Allied-Signal, 5.75%, 3/15/01             3,350       3,330

General Motors Acceptance Corporation, MTN
    6.625%, 4/24/00                       4,400       4,451

Ingersoll Rand
    6.34%, 12/3/01                        1,000       1,005

Ingersoll Rand
    Sr. Notes, 6.255%, 2/15/01         $  2,700   $   2,710

Lockheed, 6.75%, 3/15/03                  4,300       4,396

Praxair, 6.15%, 4/15/03                   3,350       3,341

USA Waste Services, Sr. Notes,
    6.50%, 12/15/02                       4,300       4,311

Waste Management, 6.625%, 7/15/02         3,350       3,367

Westinghouse Credit, MTN, 9.04%, 6/1/98   1,000       1,000

                                                     27,911

Insurance  0.7%

Chubb, Deb., 8.75%, 11/15/99              2,225       2,274

                                                      2,274

Investment Dealers  2.1%

Lehman Brothers, Sr. Sub. Notes,
    7.25%, 4/15/03                        3,600       3,732

Salomon Smith Barney Holdings, 7.30%,
    5/15/02                               3,250       3,376

                                                      7,108

Media and Communications  2.6%

NWCG Holdings, Sr. Disc. Notes,
    Zero Coupon, 6/15/99                  4,550       4,273

Time Warner, (144a), 6.10%, 12/30/01      4,200       4,172

                                                      8,445
Transportation  2.7%

Chilbar Shipping, 6.98%, 7/15/01          1,753       1,795

Delta Air Lines, ETC, 9.60%,
    5/26 - 6/1/00                         2,960       3,151

ERAC USA Finance, (144a), 6.375%,
    5/15/03                               4,000       3,995

                                                      8,941
Utilities  10.0%

CE Electric UK Funding, Sr. Notes,
    (144a), 6.853%, 12/30/04              4,000       4,102

Midamerican Energy, Sr. Notes, 6.50%,
    12/15/01                              4,450       4,502

Niagara Mohawk Power, 7.375%, 8/1/03      2,000       2,079

Orange and Rockland Utilities, Deb.,
    6.14%, 3/1/00                         4,500       4,505

Pacific Gas and Electric, 1st Mtg.
    Bonds, 8.75%, 1/1/01                  4,500       4,784

Progress Capital Holdings, MTN, (144a),
    6.88%, 8/1/01                         4,400       4,491

Public Service Electric & Gas, Mtg.
    Bonds, 8.875%, 6/1/03                 4,350       4,846

Texas NM Power, 1st Mtg. Notes,
    9.25%, 9/15/00                        1,750       1,848

United Illuminating, 6.25%, 12/15/02      2,150       2,128

                                                     33,285

Total Corporate Bonds and Notes (Cost
    $166,895)                                       167,564

ASSET-BACKED SECURITIES  7.5%

Auto-Backed  0.9%

Banc One Auto Grantor Trust, 6.27%,
    11/20/03
                                       $  2,876   $   2,891

USAA Auto Loan Grantor Trust, 5.00%,
    11/15/99                                 77          76

                                                      2,967
Credit Card-Backed  2.5%

Fingerhut Master Trust, 6.07%, 2/15/05    3,300       3,320

MBNA Master Credit Card Trust, VR,
    5.837%, 3/15/01                       5,000       5,005

                                                      8,325

Home Equity Loans-Backed  1.0%

IMC Home Equity Loan Trust, 6.36%, 6/1/28 3,300       3,299

                                                      3,299

Receivables-Backed  1.9%

Harley Davidson Eaglemark
    5.94%, 2/15/04                          750         753
    (144a), 6.35%, 10/15/02               2,225       2,242

NPF VI, 6.22%, 6/1/02                     3,300       3,300

                                                      6,295

Utility "Stranded" Asset Trust  1.2%

California Infrastructure
    6.25%, 6/25/04                        2,175       2,200

    6.28%, 9/25/05                        1,900       1,929

                                                      4,129

Total Asset-Backed Securities (Cost
    $24,927)                                         25,015

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  22.8%

U.S. Government Agency Asset-Backed  1.0%

Federal Home Loan Mortgage, CMO,
    6.92%, 1/25/12                        3,440       3,474

                                                      3,474

U.S. Government Agency Obligations  20.5%

Federal Home Loan Mortgage
    9.00%, 7/1/01 - 7/1/02                1,062       1,094

    9.50%, 8/1/01 - 9/1/02                  579         604

    10.00%, 1/1/01 - 10/1/05                378         398

    11.00%, 8/1/00 - 2/1/01                 233         249

    5 year balloon
    5.00%, 5/1 - 6/1/99                   3,264       3,260

Federal Home Loan Mortgage
    5 year balloon
    6.00%, 4/1/99                      $  7,613   $   7,612

    7 year balloon
    6.50%, 12/1/99                        7,434       7,466

    7.00%, 7/1/99                         1,067       1,071

    REMIC
    6.00%, 8/15/06 - 1/15/08             20,500      20,488

    6.50%, 1/15/17                        4,224       4,236

    7.50%, 1/15/21                          773         775

Federal National Mortgage Assn.
    5.50%, 11/1/05                           71          70

    7.00%, 4/1/09                         9,655       9,885

    9.00%, 5/1/05                         4,137       4,233

    11.00%, 10/1/00 - 1/1/01                102         106

    7 year balloon

    7.00%, 1/1/00                         1,470       1,479

    9.00%, 7/1/98                           101         101

    REMIC, 7.50%, 8/25/05                 4,679       4,713

                                                     67,840

U.S. Government Guaranteed Obligations  1.3%

Government National Mortgage Assn.
    I

    8.50%, 2/15/05 - 3/15/06                494         517

    10.50%, 11/15/15                        128         143

    GPM, I

    8.50%, 1/15/06                           67          70

    9.50%, 8/15 - 10/15/09                   30          32

    11.00%, 8/15/10                          57          63
    11.25%, 6/15/13 - 1/15/16               394         441

    11.75%, 7/15/13 - 11/15/15            1,640       1,856

    13.00%, 9/15/11                           8           9

    GPM, II, 11.00%, 9/20/13 - 4/20/14       12          13

    Midget, I

    9.00%, 7/15/01 - 2/15/06                554         577

    9.50%, 5/15/01 - 4/15/05                166         173

    10.00%, 6/15/01 - 10/15/04              402         423

    11.50%, 5/15/00                           8           9

                                                      4,326

Total U.S. Government Mortgage-Backed
    Securities (Cost  $75,177)                       75,640

U.S. GOVERNMENT OBLIGATIONS  11.2%

U.S. Government Agency Obligations  7.9%
Federal National Mortgage Assn.
    5.75%, 4/15/03                     $ 10,000   $   9,986

    Deb., 6.15%, 12/14/01                 4,300       4,283

U.S. Department Housing & Urban Development
    6.02%, 8/1/99                        11,730      11,904

                                                     26,173
U.S. Treasury Obligations  3.3%

U.S. Treasury Notes
    5.625%, 5/15/01                       6,500       6,515

    6.25%, 8/31/02                        4,500       4,605

                                                     11,120

Total U.S. Government Obligations
    (Cost  $37,034)                                  37,293

NON-U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  0.4%

Great Western Bank, ARM, 6.01%, 7/25/17   1,113       1,076

Salomon Mortgage Security VII, CMO, ARM,
    7.53%, 11/25/20                          62          63

Total Non-U.S. Government Mortgage-Backed
    Securities
    (Cost  $1,177)                                    1,139

MONEY MARKET FUNDS  7.5%

Reserve Investment Fund, 5.67%  #        24,862      24,862

Total Money Market Funds (Cost  $24,862)             24,862

Total Investments in Securities

99.9% of Net Assets (Cost  $330,072)              $ 331,513

Other Assets Less Liabilities                           442

NET ASSETS                                        $ 331,955
                                                 __________

Net Assets Consist of:

Accumulated net investment income -
net of distributions                              $  (1,533)

Accumulated net realized gain/loss -
net of distributions                                (34,763)

Net unrealized gain (loss)                            1,441

Paid-in-capital applicable to 70,781,597
shares of $0.01 par value capital stock
outstanding; 1,000,000,000 shares authorized        366,810

NET ASSETS                                        $ 331,955
                                                 __________

NET ASSET VALUE PER SHARE                         $    4.69
                                                 __________

     !   Private Placement
     #   Seven-day yield
   ARM   Adjustable Rate Mortgage
   CMO   Collateralized Mortgage Obligation
   ETC   Equipment Trust Certificate
   GPM   Graduated Payment Mortgage
   MTN   Medium Term Note
 REMIC   Real Estate Mortgage Investment Conduit
    VR   Variable Rate
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers- total of such securities at period-end amounts to 12.3% of net assets.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term Bond Fund
Statement of Operations
In thousands

                                                       Year
                                                      Ended
                                                    5/31/98

Investment Income

Interest income                                   $  22,803
Expenses
    Investment management                             1,478
    Shareholder servicing                               719
    Custody and accounting                              169
    Prospectus and shareholder reports                   68
    Registration                                         35
    Legal and audit                                      17
    Directors                                             8
    Miscellaneous                                         7

    Total expenses                                    2,501

Net investment income                                20,302

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                1,531
Change in net unrealized gain or loss on securities   1,771
Net realized and unrealized gain (loss)               3,302

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $  23,604
                                                ___________

The accompanying notes are an integral part of these financial statements.
T. Rowe Price Short-Term Bond Fund

Statement of Changes in Net Assets
In thousands

                                           Year
                                          Ended
                                        5/31/98     5/31/97
Increase (Decrease) in Net Assets
Operations
    Net investment income              $ 20,302   $  24,745
    Net realized gain (loss)              1,531      (2,019)
    Change in net unrealized
      gain or loss                        1,771       2,935

    Increase (decrease) in net assets
      from operations                    23,604      25,661

Distributions to shareholders
    Net investment income               (20,328)    (24,117)
    Tax return of capital                     -        (628)

    Decrease in net assets from
    distributions                       (20,328)    (24,745)

Capital share transactions*
    Shares sold                          95,006     132,508
    Distributions reinvested             17,835      21,719
    Shares redeemed                    (157,446)   (211,357)

    Increase (decrease) in net assets
    from capital share transactions     (44,605)    (57,130)

Net Assets

Increase (decrease) during period       (41,329)    (56,214)
Beginning of period                     373,284     429,498

End of period                          $331,955   $ 373,284
                                   ________________________

*Share information
    Shares sold                          20,291      28,457
    Distributions reinvested              3,809       4,666
    Shares redeemed                     (33,633)    (45,418)

    Increase (decrease) in shares
      outstanding                        (9,533)    (12,295)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term Bond Fund
May 31, 1998

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Short-Term Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 2, 1984.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. Treasury securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At May 31, 1998, the value of loaned securities was $3,245,000; aggregate collateral consisted of $ 3,376,000 in the securities lending collateral pool.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $151,754,000 and $178,280,000, respectively, for the year ended May 31, 1998. Purchases and sales of U.S. government securities aggregated $87,715,000 and $111,058,000, respectively, for the year ended May 31, 1998.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $34,922,000, of which $964,000 expires in 2001, $4,515,000 in 2002, and $29,443,000 thereafter through 2005. Capital loss carryforwards utilized in 1998 amounted to $1,474,000. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended May 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

Undistributed net investment income           $     366,000
Undistributed net realized gain                     430,000
Paid-in-capital                                    (796,000)

At May 31, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $330,072,000, and net unrealized gain aggregated $1,441,000, of which $2,092,000 related to appreciated investments and $651,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $118,000 was payable at May 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At May 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $678,000 for the year ended May 31, 1998, of which $64,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International.

For the year ended May 31, 1998, the fund was allocated $45,000 of Spectrum expenses, $11,000 of which was payable at period-end. No shares of the fund were held by Spectrum at May 31, 1998.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 1998, totaled $727,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Short-Term Bond Fund
Report of Independent Accountants
To the Board of Directors and Shareholders of T. Rowe Price Short-Term Bond Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Short-Term Bond Fund, Inc. (the "Fund") at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
June 17, 1998

T. Rowe Price Shareholder Services
Investment Services And Information
Knowledgeable Service Representatives
By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions. Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address:
www.troweprice.com

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal
Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Short-Term Bond Fund(registered trademark)

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.
F55-050  5/31/98